SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): December 12, 2025

Bausch Health Companies Inc.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-14956	98-0448205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of Principal Executive Offices) (Zip Code)

514-744-6792

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange, Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

Bausch + Lomb Credit Agreement Refinancing

On December 12, 2025, Bausch + Lomb Corporation (“Bausch + Lomb”), a subsidiary of Bausch Health Companies Inc. (the “Company”), issued a press release announcing that it allocated a $2,802,125,000 tranche (the “Replacement Term Loans”) of new term B loans, the proceeds of which will be used to refinance all of its outstanding term B loans due 2031 (the “Third Amendment Term Loans”) and its outstanding term B loans due 2028 (the “First Incremental Term Loans”). The applicable margin is anticipated to be (i) 3.75% per annum for Replacement Term Loans with an interest rate determined by reference to term SOFR and (ii) 2.75% per annum for Replacement Term Loans with an interest rate determined by reference to the alternate base rate; the margin applicable to the Replacement Term Loans represents a 0.50% per annum reduction for the Third Amendment Term Loans and a 0.25% per annum reduction for the First Incremental Term Loans. The Replacement Term Loans will mature on January 15, 2031, which is same maturity date as the Third Amendment Term Loans and which represents a maturity extension of the First Incremental Term Loans from September 29, 2028.

The foregoing transactions are anticipated to close in the first quarter of 2026; however, there can be no assurances that Bausch + Lomb will be able to complete the foregoing transactions on the terms described above or at all.

A copy of the press release issued by Bausch + Lomb related to the Replacement Term Loans is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Bausch + Lomb Corporation, dated December 12, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Jean-Jacques Charhon
Name:	Jean-Jacques Charhon
Title:	Executive Vice President, Chief Financial Officer

Date: December 12, 2025